Supplement, dated August 27, 2004, to the Prospectus, dated May 3, 2004, of
                 Tri-Continental Corporation (the "Corporation")

Effective September 13, 2004, the following information supersedes and replaces the information set forth in the last paragraph on page 13 of the Corporation's Prospectus under the caption "MANAGEMENT OF THE CORPORATION - The Manager":

      The Corporation's portfolio is managed by the Manager's Core Investment Team. The Portfolio Manager of the Corporation is Mr. John B. Cunningham. Mr. Cunningham is also Portfolio Manager of Seligman Common Stock Fund, Inc. and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc., as well as Portfolio Manager of Seligman Common Stock Portfolio and Co-Portfolio Manager of Seligman Income and Growth Portfolio, two portfolios of Seligman Portfolios, Inc. He is also a Managing Director and Chief Investment Officer of the Manager. Prior to joining the Manager, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.